
NovaBay
PHARMA
NYSE-MKT: NBY
www.novabay.com

Building a Commercial Portfolio of Differentiated Anti-Infective Eye Care Products

Rodman & Renshaw
Global Investor Conference

September 10, 2015

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of applicable U.S. securities laws, which statements can, in some cases, be identified with terms such as "project," "believe," "may," "plan," "will," "estimate," "continue," "anticipate," "intend," "expect," "target," "potential" and other similar expressions. These forward-looking statements reflect NovaBay's current expectation and assumptions, such as expected market potential and market acceptance of our products and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, but are not limited to, changing market conditions, the successful and timely completion of clinical studies, the establishment of corporate alliances, the impact of competitive products and pricing, new product development, uncertainties related to the regulatory approval process and other risks detailed in the Company's filings with the SEC, which filings can be found at www.sec.gov. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements either as a result of new information, future events or otherwise, except as required by applicable U.S. securities laws.

Strategic Focus on Eye Care Aimed at Commercial Growth and Business Success

1. **Revenue growth** from commercial products
   - Grow U.S. sales of Avenova™
   - Capitalize on large opportunity in poorly served markets with FDA-cleared products
2. **Innovation**
   - Announced FDA-cleared intelli-Case™ in June 2015
   - Develop, commercialize additional innovative eye care products in next 12-18 months
3. **Strategic alternatives**
   - Remain committed to existing partnerships
   - License / sell select assets in urology, dermatology, wound care and plastic surgery to monetize assets



Avenova
Daily
Lid & Lash Hygiene
Neutrox
Rx Only
MADE IN USA

Achieve near-term revenue growth and ultimately profitability

White Blood Cell in Action
The Foundation of NovaBay Technology



Invading Microbe
White Blood Cell
Red
Blood Cells



Cl
O
H

Neutrox™

NovaBay's proprietary, pure Hypochlorous Acid solution



N-Chlorotaurine (NCT)

Natural compound

Rapid acting, effective

BUT unstable

What is Blepharitis?
Blepharon, Greek “eyelid” + itis – inflammatory disease

- Signs and symptoms
  - Itchy, sore, red eyelids; eyelids stick together; burning, gritty sensation
- High incidence
  - 37% of patients seen by ophthalmologists
  - 47% of patients seen by optometrists
- Most common cause is staphylococcus bacteria
- Complications include dry eye syndrome, conjunctivitis, meibomian cysts, styes, cornea damage
- Standard of care is warm compresses, lid wipes, antibiotics



blepharitis: inflamation and crusting



Blepharitis Normal



Value Proposition – U.S. Launch of Prescription Avenova™

Addressing Poorly Served Market	• 30 million blepharitis and dry eye patients • 3 million cataract + 2 million refractive surgery patients
Commercializing FDA-Cleared Product	• 45 medical reps in major U.S. markets • Ramp up to 50 reps = 80% market reach • AmerisourceBergen, Cardinal, McKesson = 90% access to U.S. pharmacies
Effectively No Competition	• OTC products – ineffective dilute soap • Systemic antibiotics, anti-inflammatory - resistance issues • Only product based on proprietary, non-antibiotic antimicrobial technology
Confirmed by Clinical Studies	• Anti-infective activity validated by clinical studies • Formulation & Methods of Use to 2028 • Large-scale manufacturing in place
Well-conceived Product Launch Strategy	• VP Sales with 26 years at Alcon, most recently as Global Marketing Head • SVP Ophthalmology with 21 years at Alcon

Case Study – Compelling Results with Avenova™

Before Avenova



After Avenova



Avenova™ Ingredients = 1. Pure Hypochlorous Acid + 2. Saline

OCuSoft	SteriLid	Oasis Lid and Lash	LIDCLENZ	VisiCleanse	Eye Scrub
Water , PEG-80 Sorbitan Laurate , Sodium Tricedeth Sulfate , PEG-150 Distearate , Disodium Lauroamphodiacetate, Cocamidopropyl Hydroxysultaine , Sodium Laureth-13 Carboxylate , Sodium Chloride , Quaternium-15	Water , PEG 80 , Sorbitan Laurate , Sodium Trideceth Sulfate , Cocamidopropyl Betaine , Sodium, Lauroamphoacetate , PEG 150 Distearate , Sodium Laureth 13 Carboxylate , Linalool Oil , Hepes Acetate , Sodium Perborate Monohydrate , Panthenol , Allantoin (Comfrey Root) , Sodium Chloride , Tea Tree (Melaleuca Alternifolia) Oil , Tris EDTA , Boric Acid , Cocamidopropyl PG Dimonium Chloride , Etridronic Acid , Citric Acid for pH adjustment , Sodium Hydroxide for pH adjustment	Water, Poloxamer, Polyethylene, Glycol, Borate, Hyaluronan, Methylparaben, Carbopol 940	non-foaming pH balanced formulation of non-ionic surfactant in purified water	Water, Cocamidopropyl Betaine, PEG-80 Sorbitan, Laurate, Sodium Trideceth Sulfate, PEG-150 Distearate, Aloe, Barbadensis Leaf Extract, Chamomilla Recutita (Matricaria) Flower, Extract, Cucumis Sativus (Cucumber) Fruit Extract, Althaea Officinalis, Root Extract, Avena Sativa (Oat) Kernel Extract, Tetrasodium EDTA, Citric Acid, Polyaminopropyl Biguanide	Water USP (Purified), PEG 200 Hydrogenated Glyceryl Palmate, Disodium Laureth Sulfosuccinate, Cocoamidopropyl amine Oxide, PEG 80 Glyceryl Cocoate, Benzyl Alcohol, Edetate Disodium

NovaBay PHARMA

Avenova

Does not generate Resistance

Bacterial Removal

Mechanical Debridement


Avenova
Daily
Lid & Lash Hygiene
Neutrox
Rx Only
MADE IN USA

Anti-biofilm Activity

Anti-Toxin

NovaBay PHARMA

Avenova™


NovaBay
Avenova™
Daily
Lid & Lash Hygiene
with Neutrox™
Non-sensitizing
and non-irritating to skin
Gentle and soothing for everyday
eyelid and eyelash hygiene
Rx Only
MADE IN USA
Contents: One • 40 mL Bottle and One Spray Pump

For the poorly served 30 million U.S. patients with blepharitis and MGD dry eye

NovaBay® PHARMA

Avenova Market Coverage – Expanding to 50 Reps


West
Midwest
Southeast
Central
Northeast

Northeast:
Albany, Brooklyn, Manhattan, Nassau County, White Plains, Cherry Hill, Boston, Hartford, Patterson, Wash, DC, Philadelphia, Providence,

Southeast:
Miami, Jacksonville, Tampa, Ft. Myers, Ft. Lauderdale, West Palm, Richmond, Raleigh-Durham, Charlotte,

West:
LA-North, LA-South
San Francisco, San Jose, Sacramento, San Diego, Seattle, Phoenix, Denver

Central:
Memphis, St. Louis, Atlanta, Baton Rouge, Dallas, Houston, Austin, Kansas City, KS, Nashville, Oklahoma City

Midwest:
Chicago-No, Chicago-So, Detroit, Buffalo, St. Paul, Indianapolis, Omaha, Cleveland, Cincinnati, Milwaukee, Pittsburg

NovaBay PHARMA

Avenova Launch Timeline

Expand Into Additional Int'l Markets


Ex-US Deal
Ex-US Deal
Add New Zealand Israel Lebanon
Add Amerisource Bergen
Add Cardinal Health
Add McKesson
Add VisionSource
Large Q2 Sales Increase Build to 50 Reps
Q1 Sales Double Increase to 30 Reps
Momentum Builds (14 Reps)
Launch Avenova (9 Reps)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
U.S. Direct Medical Reps
Distributors
Potential


NovaBay
Avenova
Daily
Lid & Lash Hygiene
with Neutrox
Non-sensitizing
and non-irritating to skin
Gentle and soothing for everyday
eyelid and eyelash hygiene
Rx Only
MADE IN USA

Ophthalmologist
17,000 USA


PHARMACY

Optometrist
37,000 USA


OPTICAL

Avenova™ Building Sales Momentum


Sales Ramping Up
($000)
900
800
700
600
500
400
300
200
100
-
1
20
90
219
465
806
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

Consecutive Quarter Growth

73% increase 2Q15

112% increase 1Q15

143% increase 4Q14

Earning pharmaceutical-like margins

NovaBay PHARMA

Pharmacy Sales Continue to Grow


Avenova
Wholesale Pharmacy Sales
Nov. 17, 2014- Sept. 5, 2015
ABC
Cardinal
Mckesson
Rolling 4-Wk Trend
3,750
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
-
11/17/14 - 11/21/14
12/1/14 - 12/5/14
12/15/14 - 12/19/14
12/29/14 - 1/2/15
1/12/15 - 1/16/15
1/26/15 - 1/30/15
2/9/15 - 2/13/15
2/23/15 - 2/27/15
3/9/15 - 3/13/15
3/23/15 - 3/27/15
4/6/15 - 4/10/15
4/20/15 - 4/24/15
5/4/15 - 5/8/15
5/18/15 - 5/22/15
6/1/15 - 6/5/15
6/15/15 - 6/19/15
6/29/15 - 7/3/15
7/13/15 - 7/17/15
7/27/15 - 7/31/15
8/10/15 - 8/14/15
8/24/15 - 8/28/15

KOL from Across U.S. Support Avenova™

Ophthalmic Advisory Board

Dr. Eric Donnenfeld

Past president of Ocular Microbiology and Immunology Group and serves on the Board of Directors of American Society of Cataract and Refractive Surgery. Dr. Donnenfeld has published over 175 journal articles, and >20 book chapters and books.

Dr. Richard L. Lindstrom

Founder and attending surgeon of Minnesota Eye Consultants and Adjunct Professor Emeritus at the University of Minnesota Department of Ophthalmology.

Dr. Russell N. Van Gelder, M.D., PhD.

University of Washington Professor and Chair of the Department of Ophthalmology.

Dr. Francis Mah

Director of Cornea and External Disease and Co-Director of Refractive Surgery, Scripps Clinic Medical Group, La Jolla, CA.

Dr. Terry Kim

Professor of Ophthalmology at Duke University School of Medicine, and Associate Director of the Corneal and External Disease Service and Refractive Surgery Service at the Duke University Eye Center.

Dr. Edward J. Holland

Director of Cornea Services at the Cincinnati Eye Institute and Professor of Ophthalmology at the University of Cincinnati.

KOLs from Across U.S. Support Avenova™

Optometry Advisory Board

Dr. Arthur Epstein

Director of Dry Eye – Ocular Surface Disease Center and Director of Clinical Research at Phoenix Eye Care; heads practice's Dry-Eye – Ocular Surface Disease Center and serves as Director of Clinical Research. Internationally recognized expert in complex contact lens management and medical complications of contact lenses, dry eye and anterior segment disease.

Dr. Christine Sindt

Founded Scleral Lens Education Society is nationally recognized expert on specialty contact lenses for children, practice specializes in treatment of anterior segment disease.

Dr. Katherine M. Mastrota

Center Director of Omni Eye Surgery in New York City; Contributing Editor to Contact Lens Spectrum and Optometric Physician and authored numerous articles. Named Secretary to the Ocular Surface Society of Optometry. Serves on Board of Directors of Optometric Society of the City of New York.

Dr. Brian Rosenblatt

Owner of Rosenblatt Family Eye Care Associates, a group practice in Raritan, NJ focusing on Contact Lenses, Glaucoma, Anterior Segment Disease, and Ocular Manifestations of Systemic Diseases. Member of the AOA, NJSOP, and is currently a candidate for fellowship of the American Academy of Optometry.

Dr. Bill Townsend

Served 11 years as consultant at VA Medical Center in Amarillo, TX. Currently an adjunct professor at University of Houston, College of Optometry. Special emphasis on ocular surface disease and dry eye. Fellow of American Academy of Optometry and President of Ocular Surface Society of Optometry.

Avenova™

Advertising - *KOL Endorsements*



Avenova
Neutrox

Placements in Top Trade Journals



Neutrox,
Nature's Defense Mechanism.
Safe:
1,000 TIMES LOWER
Avenova
Neutrox
Avenova is Daily Lid and Lash Hygiene
Effective
Avenova with Neutrox.
The only Rx product for daily hygiene of the lids and lashes.

Collateral Marketing Materials

Avenova Interactive Website

Find a Physician


Avenova
Find a Physician
Pharmacy
Avenova
For Daily Lid and Lash Hygiene

Find a Pharmacy


Avenova
Find a Physician
Doctors
Overview
Pharmacy
Avenova
For Daily Lid and Lash Hygiene

Pipeline of Eye Care Products


Therapeutic Area
2014
2015
2016
1H
2H
1H
2H
1H
2H
Eye Care
Avenova
Launch
Avenova Cream / Overnight Ointment
Launch
intelli-Case
Test Market/Rollout

intelli-Case

The first "smart case" for disinfecting contact lenses


UNSAFE
BUSY
READY

NovaClear with intelli-Case



2x
12 ounce bottles
NOVACLEAR
3% HYDROGEN PEROXIDE
CLEANING & DISINFECTING SOLUTION
FEATURING
intelli-Case
• Our revolutionary new traffic light display indicates when the lenses are safe to wear.
• Works for all soft & RGP contact lenses.
UNSAFE
BUSY
READY
intelli-Case
NovaBay
1x INTELLI-CASE
2x HYDROGEN PEROXIDE (355 ML) STERILE

NovaBay PHARMA

intelli-Case – Safely Disinfecting Contact Lenses

- FDA-cleared high-tech device
- Uses hydrogen peroxide - the gold standard
  - Can irritate the eye or fail to kill bacteria if not used correctly
- Potentially benefiting millions of contact lens users
- Limited test marketing beginning in late 2015 with product rollout in 2016



UNSAFE
BUSY
READY

2nd in series of cutting-edge products targeting unmet needs in eye care market

NovaBay PHARMA

Monetize Non-Core Assets

	Therapeutic Area	U.S. Market Size	2014		2015		2016	
			1H	2H	1H	2H	1H	2H
Non-Core	Urology (Aganocide)	$150M[1]				Phase IIb		Phase III
	NeutroPhase (Neutrox)	6.5M[2] patients	Launch U.S.			Launch China		
	CelleRx (Neutrox)	$180M[3]					Partner-ship	

[1] NovaBay Internal Market Research

[2] Wound repair and regeneration: official publication of the Wound Healing Society and the European Tissue Repair Society. Nih.gov. 2009

[3] Assuming 3.6M U.S. procedures and CelleRx priced $50 /bottle = $180M market size. Source: The American Society for Aesthetic Plastic Surgery's Cosmetic Surgery Statistics 2011.

* Pipeline valid as of Sept 2015

NovaBay

China Pioneer Pharma – March 2015 Launch in China

Shipping 200,000 units to seed market


510家地区分销商
510 Regional Distributors
覆盖7000家医院
Cover 7000 Hospitals
覆盖近4万家药店
Cover nearly 40000 pharmacies

Covered every province in China

510 Regional Distributors

Covering 26,000 Hospitals

Covering >95,000 Pharmacies

Management Team



Ron Najafi, Ph.D.
Chief Executive Officer
(Aldrich, Rhone Poulenc Rorer, Applied Biosystems)



Tom Paulson
Chief Financial Officer
(Abbott, Quidel,. Ciba-Corning, Neurogen, Avigen)



Glenn Moro
VP, Avenova Sales & Marketing
(Alcon)



Russell Hoon
Senior Vice President
(Xylos, Tutogen, Integra)



David Stroman, Ph.D.
SVP, Ophthalmology
(Alcon, Upjohn)



Kathryn Najafi-Tagol, M.D.
VP, Medical Affairs



Roy Wu
SVP, Business Development
(Genelabs, Kissei, Syntex)

NovaBay PHARMA

In Summary…Executing on Commercial Strategy

- Revenue Growth
- Adding more innovative products
- Monetize non-core assets

Focus on near-term revenue growth and ultimately profitability

Potential Key Inflection Points

- Additional Ex. US partnership
- 510k Rx products
- intelli-Case test market launch
- US alliances
- Rx reimbursement from CMS
- Full commercial impact of our 20 new reps
- Monetization of our non-core assets

NovaBay PHARMA


NovaBay
PHARMA
NYSE-MKT: NBY
www.novabay.com

Building a Commercial Portfolio of Differentiated Anti-Infective Eye Care Products

Rodman & Renshaw
Global Investor Conference

September 10, 2015